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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- SEPT. 17, 2007*

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RiverSource Core Bond Fund (Sept. 29, 2006/Sept. 28, 2007)                                  S-6267-99 F/G
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The Fund's Board of Directors has approved in principle the merger of the Fund into RiverSource Diversified Bond Fund, a fund that seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time. RiverSource Core Bond Fund invests primarily, and RiverSource Diversified Bond Fund invests at least 50%, in securities included the Lehman Brothers Aggregate Bond Index, which are investment grade and denominated in U.S. dollars. Unlike RiverSource Core Bond
Fund, which does not invest in securities rated below investment grade,
RiverSource Diversified Bond Fund may invest up to 50% in lower-quality (junk)
bonds.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that, pending final approval from the Fund's Directors, proxy materials regarding the merger will be distributed to shareholders during the fourth quarter of 2007, and that a meeting of shareholders to consider the merger will be scheduled for the first quarter of 2008.

For more information about RiverSource Diversified Bond Fund, please call 1-888-791-3380 for a prospectus.

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S-6267-2 A (9/07)
* Valid until further notice.